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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, as amended, into the Company's previously filed Registration Statement Files No. 33-91974, 33-46971, 333-60613, 333-60607,
333-60609, 333-74641, 333-77445 and 333-77449.



                                          /s/ Arthur Andersen LLP



                                          ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
November 2, 1999